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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K


                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 2001






                          NEWFIELD EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                     1-12534             72-1133047
   (State or other jurisdiction      (Commission file     (I.R.S. employer
 of incorporation or organization)       number)       identification number)


  363 N. Sam Houston Parkway E.
           Suite 2020
         Houston, Texas                                         77060
(Address of principal executive offices)                      (Zip code)


      Registrant's telephone number, including area code: (281) 847-6000





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Item 5.  Other Events

         Newfield Exploration Company today announced that it was curtailing a small portion of its fourth quarter 2001 natural gas production. This action is being taken in response to current commodity price weakness and to take advantage of a likely further decline in service sector costs. Newfield still expects to meet its full-year production target of at least 175 billion cubic feet equivalent.

         More than 60% of the Company's fourth quarter 2001 production is hedged at very attractive prices relative to the NYMEX today. For more information about Newfield's hedging position, please go to www.newfld.com.

         The production curtailments will come primarily from operations in the Gulf of Mexico. The Company is also deferring some capital projects designed to bring on new production volumes. Service costs are declining and projects are being postponed to take advantage of lower costs.

         Newfield Exploration is an independent crude oil and natural gas exploration and production company. The Company has a solid asset base of producing properties and exploration and development drilling opportunities primarily in the Gulf of Mexico, the Anadarko Basin of Oklahoma, along the U.S. Gulf Coast and offshore Australia. Newfield balances its drilling program with acquisitions in select areas in the U.S. and overseas.

*Certain of the statements set forth in this document regarding estimated or anticipated 2001 production volumes are forward looking and are based upon assumptions and anticipated results that are subject to numerous uncertainties. Actual results may vary significantly from those anticipated due to many factors, including drilling results, oil and gas prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services and the availability of capital resources, labor conditions and other factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2000. In addition, the drilling of oil and gas wells and the production of hydrocarbons are subject to governmental regulations and operating risks.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NEWFIELD EXPLORATION COMPANY



Date: October 9, 2001                  By: /s/    TERRY W. RATHERT
                                           --------------------------------
                                           Terry W. Rathert
                                           Vice President and Chief Financial
                                           Officer (Authorized Officer and
                                           Principal Financial Officer)






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